WARRANT

TO SUBSCRIBE FOR AND PURCHASE COMMON STOCK OF

SPEEDEMISSIONS, INC.

THIS CERTIFIES THAT, for value received, V2R, LLC (the “Holder”), or his registered assigns, is entitled to subscribe for and purchase from Speedemissions, Inc. (the “Company”), a corporation organized and existing under the laws of the State of Florida, at the price specified below (subject to adjustment as noted below) [Effective January 1, 2005] [Effective January 1, 2006], up to and including the fifth anniversary of the Effective Date, Fifty Thousand (50,000) fully paid and non assessable shares of the Company’s Common Stock (the “Warrant Stock”).

The warrant exercise price (subject to adjustment as noted below) shall be Twenty-Five Cents ($0.25) per share.

This Warrant is subject to the following provisions, terms and conditions:

1.         Exercise. The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part, by written notice of exercise delivered to the Company and by the surrender of this Warrant (properly endorsed, if required) at the principal office of the Company and upon payment to it by check of the purchase price for such shares. The Company agrees that the shares so purchased shall be and are deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment for such shares is received. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding seven days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

2.         Restriction on Transferability. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant except in accordance with the provisions, and subject to the limitations, of Paragraph 7 and the restrictive legend under the heading “Restriction on Transfer” below. This Warrant shall not be sold, transferred, assigned or hypothecated for a period of one year from the Effective Date except to persons who are partners, executive officers, directors or owners of V2R, LLC, or immediate family of same, or by operation of law.

3.        Restriction On Transfer. This Warrant or the shares of Common Stock issuable upon exercise hereof may not be resold or transferred unless such resale or transfer is exempted from the registration requirements of the Securities Act of 1933, as amended (the “Act”), and any applicable state securities laws (“Laws”), and the Company receives, prior to resale or transfer, written representations of the holder and proposed transferee satisfactory to the Company regarding such transfer or, at the election of the Company, an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant or of such shares may be effected without registration under the Act or qualification under the Laws, or the resale or transfer of this Warrant or of such shares is registered under the Act and any applicable Laws.

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4.         Covenants of the Company. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

5.         Anti-Dilution Adjustments. The warrant purchase price shall, from and after the date of issuance of this Warrant, be subject to adjustment from time to time as hereinafter provided in this Section 4.

(a)        In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, including any dividend declared to effect a subdivision of the outstanding shares of Common Stock, the warrant purchase price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the warrant purchase price in effect immediately prior to such combination shall be proportionately increased.

(b)       If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Company or such successor or purchasing corporation, as the case may be, shall execute and deliver to the holder a new Warrant providing that the holder shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified therein and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

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(c)       Upon any adjustment of the warrant purchase price, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(d)       If at any time:

(1)       the Company shall declare any cash dividend on its Common Stock at a rate in excess of the rate of the last cash dividend theretofore paid;

(2)       the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

(3)       the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

(4)        there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

(5)        there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (A) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least twenty (20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto.

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(e)       No fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock as of the close of business on the date of the written notice of exercise required by Paragraph 1 above. “Market price” for purposes of this Paragraph 4(e) and for purposes of Paragraph 10(c ) hereof shall mean, (i) if the Common Stock is traded on a securities exchange or on the Nasdaq National Market, the closing price of the Common Stock on such exchange or the Nasdaq National Market, or, (ii) if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of five (5) consecutive business days prior to the date as of which “market price” is being determined. If at any time the Common Stock is not traded on an exchange or the Nasdaq National Market, or otherwise traded in the over-the-counter market, the “market price” shall be deemed to be the higher of (i) the fair value thereof as determined by any firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company as of the last day of any month ending within sixty (60) days preceding the date as of which the determination is to be made, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within fifteen (15) days of the date as of which the determination is to be made. “Market price” and “fair value” shall be determined without regard to any liquidity or minority shareholder limitations in valuing such shares of Common Stock.

6.       Common Stock. As used herein, the term “Common Stock” shall mean and include the Company’s presently authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares purchasable pursuant to this Warrant shall include shares designated as Common Stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Paragraph 4(c ) above.

7.         No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.

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8.         Notice of Transfer of Warrant or Resale of Shares. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise hereof, describing briefly the manner of any proposed transfer of this Warrant or such holder’s intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Such holder shall also provide the Company with written representations from the holder and the proposed transferee satisfactory to the Company regarding the transfer of this Warrant or disposition of shares of Common Stock without registration or qualification (under any federal or state law) of this Warrant or the shares of Common Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and such representations, such holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend, if any, respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares.

9.        Transferability. Subject to the provisions of Paragraph 2 and Paragraph 7 hereof, this Warrant and all rights hereunder may be transferred, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

10.          Optional Conversion (Net Exercise).

(a)   In addition to and without limiting the rights of the holder of this Warrant under the terms of this Warrant, the holder of this Warrant shall have the right (the “Conversion Right”) to convert this Warrant or any portion thereof into shares of Common Stock as provided in this paragraph 10 at any time or from time to time after the Effective Date prior to its expiration. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the “Converted Warrant Shares”), the Company shall deliver to the holder of this Warrant, without payment by the holder of any exercise price or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Warrant Shares by the fair market value (as defined in paragraph (d) below) of a single share of Common Stock, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The “Net Value” of the Converted Warrant Shares shall be determined by subtracting the aggregate warrant purchase price of the Converted Warrant Shares from the aggregate fair market value of the Converted Warrant Shares. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of this Warrant an amount in cash equal to the fair market value of the resulting fractional share.

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(b)       The Conversion Right may be exercised by the holder of this Warrant by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in paragraph (a) above as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the “Conversion Date”), but not later than the expiration date of this Warrant. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new warrant evidencing the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder of this Warrant within five (5) days following the Conversion Date.

(c)        In the event the Conversion Right would, at any time this Warrant remains outstanding, be deemed by the Company’s independent certified public accountants to give rise to a charge to the Company’s earnings for financial reporting purposes, then the Conversion Right shall automatically terminate upon the Company’s written notice to the holder of this Warrant of such adverse accounting treatment.

(d)       For purposes of this paragraph 10, the “fair market value” of a share of Common Stock as of a particular date shall be its “market price”, calculated as described in paragraph 4(e) hereof.

11.    Registration Rights. The holder of this Warrant and of the Common Stock issuable or issued upon exercise hereof shall be entitled to the same registration rights of any kind granted to the founders and other prior investors (the “Prior Investors”) as amended (the” Registration Rights Agreement”), a copy of which is attached hereto, subject to the requirement that the Company take all reasonable actions to further amend such Registration Rights Agreement to add this Warrant to the definition of Registrable Common.

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12.       Company Redemption of Warrant Upon the Warrantholder Put. If the Company has not yet closed on an initial public offering of its shares by February 11, 2006, then the Company shall be obligated to purchase and redeem this Warrant (“Put Right”) for a price equal to $1.50 per share times the number of vested Warrant Shares (the “Put Price”). The Warrantholder shall exercise its right under this Section by giving written notice to the Company of its intent to exercise its Put Right, and upon the giving of such notice, the Company is obligated to pay the Warrantholder the Put Price within 30 days. Upon payment to the Warrantholder of the Put Price, the Warrantholder is obligated to surrender this Warrant to the Company.

13.       Securities Law and Other Representations. The holder of this Warrant, by acceptance hereof, represents and warrants that (a) it is acquiring this Warrant for its own account for investment purposes only and not with a view to its resale or distribution and (b) it has no present intention to resell or otherwise dispose of all or any part of this Warrant. Other than pursuant to registration under federal and state securities laws or an exemption from such registration, (y) the Company will not accept the exercise of this Warrant or issue certificates for shares of Warrant Stock and (z) neither this Warrant nor any shares of Warrant Stock may be sold, pledged, assigned or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to Section 2 hereof. The Company may condition such issuance or sale, pledge, assignment or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Warrant Stock is to be issued or so transferred of any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Each certificate representing the Warrant (or any part thereof) and any shares of Warrant Stock shall be stamped with appropriate legends setting forth these restrictions on transferability. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before exercising or transferring this Warrant or transferring any shares of Warrant Stock of the holder’s intention to do so, describing briefly the manner of any proposed exercise or transfer. Within thirty (30) days after receiving such written notice, the Company shall notify the holder as to whether such exercise or transfer may be effected.

14.      Choice of Law. All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the internal law of the State of Florida without regard for principles of conflict of law.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of January 20, 2004.

 ________________________________
                   By: Rich Parlontieri
                   Its: President/CEO

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FORM OF ASSIGNMENT
(TO BE SIGNED ONLY UPON ASSIGNMENT)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________ this Warrant, and appoints _______________________to transfer this Warrant on the books of the Company, with the full power of substitution in the premises.

Dated: _______________

In the presence of:

                              Signature: ___________________________

Note: The signature must conform in all respect to the name of the holder as written on the face of this Warrant without alteration, enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner.

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SUBSCRIPTION FORM

TO BE EXECUTED BY THE HOLDER OF THIS WARRANT IF SUCH HOLDER
DESIRES TO EXERCISE THIS WARRANT IN WHOLE OR IN PART

To:   _________________ (the “Company”)

The undersigned, __________________________,
(taxpayer identification number: _______________),

hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, __________________ shares of the Common Stock provided for therein and tenders payment herewith to the order of the Company in the amount of $_____________________, such payment being made as provided on the face of this Warrant.

The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:            ______________________________________________

Address:   ______________________________________________

       ______________________________________________

Deliver to:       ______________________________________________

Address:   ______________________________________________

and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated: ______________________________

                                                    Signature: _________________________________

Note: The signature must conform in all respects to the name of the holder as written on the face of this Warrant without alteration, enlargement or any change whatsoever.

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